POWER OF ATTORNEY



         I, the undersigned trustee of Pioneer Bond Fund, Pioneer Europe Fund, Pioneer Fund, Pioneer Growth Trust, Pioneer International Growth Fund, Pioneer Money Market Trust, Pioneer Municipal Bond Fund, Pioneer Short-Term Income
Trust, Pioneer Tax-Free State Series Trust, Pioneer II, Pioneer Three and Pioneer U.S. Government Trust (collectively, the "Funds"), all Massachusetts business trusts, do hereby constitute and appoint John F. Cogan, Jr., Joseph P. Barri and William H. Keough, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each of them acting singly, to sign for me, in my name and in the capacity indicated below, any and all amendments to the Registration Statements on Forms N-1A to be filed by the Funds under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933, as amended, with respect to the offering of the Funds' shares of beneficial interest, no par value, and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Funds to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all amendments to said Registration Statements.

         IN WITNESS WHEREOF, I have hereunder set my hand on the date set opposite my signature.



Dated: September 24, 1993               /s/Stephen K. West
                                           Stephen K. West
                                           Trustee

                                POWER OF ATTORNEY



         We, the undersigned trustees of Pioneer Money Market Trust, Pioneer Bond Fund, Pioneer U.S. Government Trust, Pioneer Fund, Pioneer II, Pioneer Three, Pioneer Europe Fund, Pioneer Growth Trust, Pioneer Municipal Bond Fund and Pioneer Short-Term Income Trust (collectively, the "Funds"), all Massachusetts business trusts, do hereby severally constitute and appoint John
F. Cogan, Jr., Joseph P. Barri and William H. Keough, and each of them acting singly, to be our true, sufficient and lawful attorneys, with full power to each of them, and each of them acting singly, to sign for each of us, in the name of each of us and in the capacities indicated below, any and all amendments to the Registration Statements on Forms N-1A to be filed by the Funds under the Investment Company Act of 1940, as amended, and under the Securities Act of 1933, as amended, with respect to the offering of the Funds' shares of beneficial interest, no par value, and any and all other documents and papers relating thereto, and generally to do all such things in the name of each of us and on behalf of each of us in the capacities indicated to enable the Funds to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming the signature of each of us as it may be signed by said attorneys or each of them to any and all amendments to said Registration Statements.

         IN WITNESS WHEREOF, we have hereunder set our hands on the dates set opposite our respective signatures.



Dated:  February 5, 1993                    /s/ Richard H. Egdahl, M.D.
       -----------------------------        ---------------------------
                                                Richard H. Egdahl, M.D.
                                                Trustee


Dated:  February 5, 1993                    /s/ Margaret B. W. Graham
       -----------------------------        -------------------------
                                                Margaret B. W. Graham
                                                Trustee

                                POWER OF ATTORNEY

         I, William H. Keough, the Treasurer and Principal Accounting and Financial Officer of Pioneer Fund, Pioneer II, Pioneer Three, Pioneer Bond Fund, Pioneer Municipal Bond Fund, Pioneer U.S. Government Trust and Pioneer Money Market Trust (collectively, the "Funds"), hereby constitute and apoint Joseph P. Barri my true and lawful attorney with full power to him to sign for me and in my name and in the capacities listed above the Registration Statements on Form N-1A for each of the Funds and any and all post-effective amendments to said Registration Statements, including the post-effective amendment filed herewith, and generally to do all such things in my name and on my behalf in my capacity as an officer of the Funds to enable the Funds to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements of the Securities and Exchange Commission.

         Witness my hand on the date set forth below.



Date January 24, 1990                          /s/ William H. Keough
------------------------------                 ---------------------
                                               William H. Keough
Subscribed and sworn to
before me this 24th day of
January, 1990.




Notary Public

My commission expires: August 3, 1990